UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2007
DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-15177	52-1233960

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota	55075

(Address of principal executive offices)	(zip code)
(651) 455-1621
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 5, 2007, Digital Angel Corporation and Applied Digital Solutions, Inc. presented jointly to institutional investors at the Kaufman Bros. 10th Annual Investor Conference in New York City. A copy of the PowerPoint presentation used at the conference is hereby furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	PowerPoint presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Dated September 5, 2007	By:	/s/ Lorraine M. Breece
		Name:	Lorraine M. Breece
		Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	PowerPoint presentation.

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